SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September 11, 2003

Wells Real Estate Fund X, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23719	58-2250093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code     (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Sale of Assets

The Cort Building

On September 11, 2003, Wells/Orange County Associates (the “Cort Joint Venture”), a joint venture partnership between Wells Operating Partnership, L.P. and Fund X and Fund XI Associates, sold a warehouse and office building containing approximately 52,000 rentable square feet located in Fountain Valley, California (the “Cort Building”) for a $5.77 million sales price.

Fund X and Fund XI Associates is a joint venture between Wells Real Estate Fund X, L.P. (the “Registrant”) and Wells Real Estate Fund XI, L.P. in which the Registrant owns approximately a 58% equity percentage interest and Wells Real Estate Fund XI, L.P. owns approximately a 42% equity percentage interest.

The Registrant, through its interest in Fund X and Fund XI Associates, holds approximately a 32.7% equity percentage interest in the Cort Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Cort Building were approximately $1.8 million. The Registrant recognized a loss of approximately $124,000 from the sale of the Cort Building.

Item 7. Financial Statements and Exhibits

(b)    Pro Forma Financial Information.    The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund X, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2003	F-2

Pro Forma Statement of Income for the year ended December 31, 2002	F-3

Pro Forma Statement of Income for the six months ended June 30, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND X, L.P. (Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

By:	Wells Capital, Inc.
General Partner

By:	/s/ Leo F. Wells, III
Leo F. Wells, III President

By:	/s/ LEO F. WELLS, III
LEO F. WELLS, III General Partner

Date: September 25, 2003

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WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund X, L.P. included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the disposition of the Cort Building by Wells/Orange County Associates, a joint venture partnership between Fund X and Fund XI Associates and Wells Operating Partnership, L.P., as if the disposition occurred on June 30, 2003. Fund X and Fund XI Associates is a joint venture partnership between Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. Wells Operating Partnership, L.P. is a Delaware limited partnership with Wells Real Estate Investment Trust, Inc. serving as its general partner; Wells Real Estate Investment Trust, Inc. is a Maryland corporation that qualifies as a real estate investment trust. Wells Real Estate Fund X, L.P. holds an interest of approximately 32.7% in the Cort Building through its indirect equity interest in Wells/Orange County Associates.

The following unaudited pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to give effect to the disposition of the Cort Building as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Cort Building been consummated as of January 1, 2002.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund X, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in Joint Ventures	$18,931,754	$(1,944,393	)(b)	$16,987,361
Due from Joint Ventures	515,587	0		515,587
Cash and cash equivalents	30,134	1,818,120	(c)	1,848,254
Deferred project costs	3,154	0		3,154

Total assets	$19,480,629	$(126,273)		$19,354,356

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distributions payable	$412,032	$0		$412,032
Accounts payable and accrued expenses	15,554	0		15,554

Total liabilities	427,586	0		427,586

Partners’ capital:
Limited partners:
Class A—2,354,467 units outstanding	19,053,043	(126,273	)(d)	18,926,770
Class B—358,424 units outstanding	0	0		0

Total partners’ capital	19,053,043	(126,273)		18,926,770

Total liabilities and partners’ capital	$19,480,629	$(126,273)		$19,354,356

(a)	Historical financial information has been obtained from Wells Real Estate Fund X, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects the portion of Wells Real Estate Fund X, L.P.’s investment in Wells/Orange County Associates, which is attributable to the Cort Building.

(c)	Reflects Wells Real Estate Fund X, L.P.’s proportionate share of the Cort Building net sales proceeds.

(d)	Reflects Wells Real Estate Fund X, L.P.’s proportionate share of the loss recognized on the sale of the Cort Building.

See accompanying notes

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited)

	Wells Real Estate Fund X, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$1,364,307	$(177,256	)(b)	$1,187,051
Other income	3,010	0		3,010

	1,367,317	(177,256)		1,190,061

EXPENSES:
Partnership administration	104,906	0		104,906
Legal and accounting	14,687	0		14,687
Other general and administrative	7,372	0		7,372

	126,965	0		126,965

NET INCOME	$1,240,352	$(177,256)		$1,063,096

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$1,977,552	$(231,964)		$1,745,588

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$(737,200)	$54,708		$(682,492)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.85			$0.75

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$(1.90)			$(1.76)

DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.85			$0.85

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,324,249			2,324,249

CLASS B	386,735			386,735

(a)	Historical financial information has been obtained from Wells Real Estate Fund X, L.P.’s annual report filed on Form 10-K for the year ended December 31, 2002.

(b)	Reflects Wells Real Estate Fund X, L.P.’s equity in income of Wells/Orange County Associates related to the Cort Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

See accompanying notes

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund X, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$573,282	$(85,105	)(b)	$488,177
Other income	579	0		579

	573,861	(85,105)		488,756

EXPENSES:
Partnership administration	65,724	0		65,724
Other general and administrative	8,783	0		8,783
Legal and accounting	7,510	0		7,510

	82,017	0		82,017

NET INCOME	$491,844	$(85,105)		$406,739

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$491,844	$(85,105)		$406,739

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.21			$0.17

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

CASH DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.37			$0.37

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,346,117			2,346,117

CLASS B	366,774			366,774

(a)	Historical financial information has been obtained from Wells Real Estate Fund X, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects Wells Real Estate Fund X, L.P.’s equity in income of Wells/Orange County Associates related to the Cort Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

See accompanying notes

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